UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) February 27, 2003




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware            1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,  90401-1490
      (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of January 31, 2003 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of January 31, 2003


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of January 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of January 31, 2003, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



FIRSTFED FINANCIAL CORP.



Dated: February 27, 2003                       By:/s/ Douglas J. Goddard
                                                      Douglas J. Goddard
                                                      Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of January 31, 2003      4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of January 31, 2003                         5


                         As of,      As of,      As of,
                        for the     for the     for the
                         month       month       month
                         ended       ended       ended
                        Jan. 31,   Dec. 31,     Jan. 31,
                         2003        2002        2002
AVERAGE INVESTMENTS  $  121,824  $   158,822  $   231,860

LOANS:
Total mortgage-
 backed securities      195,965      200,585      275,962
Total loans           3,825,828    3,769,235    3,956,026

Loans
originated/purchased:
  Single family
   loans                127,826      139,912       39,894
  Multi-family loans     34,954       49,319       22,258
  Commercial real
  estate loans            2,105       11,285        1,500
  Other                   6,369        3,457        2,700
                       ---------    ---------   ---------
                     $  171,254  $   203,973  $    66,352
                       =========    =========   =========

Loans sold           $   17,169  $    29,436  $     5,554

Average rate on
 loans originated/
 purchased                 5.13%        5.07%        6.35%
Percentage of
 portfolio in
 adjustable rate
 loans                    71.50%       71.46%       70.75%
Non-performing
 assets to total
 assets                    0.12%        0.17%        0.26%

BORROWINGS:
Federal Home Loan
 Bank Advances       $ 1,222,000 $ 1,167,000  $ 1,497,000
Reverse
repurchase            $  154,021 $   155,273  $   208,367
   agreements

DEPOSITS:
Retail deposits      $ 2,281,544 $ 2,282,024  $ 2,059,683
Wholesale deposits       236,775     263,009      422,458
                       ---------   ---------    ---------
                     $ 2,518,319 $ 2,545,033  $ 2,482,141
                       =========   =========    =========

Net increase
(decrease)           $   (26,714)$    17,159  $   (70,866)


AVERAGE INTEREST
RATES:
Yield on loans              5.94%       5.94%        6.58%
Yield on investments        4.32%       3.57%        3.80%
Yield on earning
 assets                     5.89%       5.84%        6.44%
Cost of deposits            1.92%       1.97%        2.92%
Cost of borrowings          3.61%       3.63%        4.72%
Cost of money               2.50%       2.54%        3.67%
Earnings spread             3.39%       3.30%        2.77%
Effective net spread        3.53%       3.45%        2.91%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                       As of January 31, 2003
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                  Bank      Percent
                                  owned        of
                                 balance     Total
Property type:
  Single family                $ 1,770,287    46%
  Multi-family                   1,653,495    43%
  Commercial & industrial          423,264    11%
  Construction                       7,267     0%
  Land                                 134     0%
                                 ---------  -----
    Total real estate loans    $ 3,854,447   100%
                                 =========  =====
Single family:
  Without prepayment penalty   $ 1,353,295    76%
  With prepayment penalty          416,992    24%
                                 ---------  -----
    Total single family loans  $ 1,770,287   100%
                                 =========  =====
Age:
  0 to 10 years                $ 1,143,903    85%
  >10 years                        209,392    15%
                                 ---------  -----
    Total                      $ 1,353,295   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

   Current       Less                                 Greater           Percent
   interest      than        $252    $275     $500     than                of
  rate range     $252      - $275   -$500    -$1,000  $1,000    Total     total
<5.00%        $  21,509 $  3,677 $ 73,518 $ 82,550 $ 44,781 $  226,035   19.8%
5.00%-5.25%      40,443    6,892   50,462   37,017   17,550    152,364   13.3%
5.25%-5.50%      48,428    6,899   48,813   43,346   28,290    175,776   15.4%
5.50%-5.75%      52,227    5,780   40,083   41,700   32,028    171,818   15.0%
5.75%-6.00%      22,980    4,177   28,423   20,332   16,113     92,025    8.0%
6.00%-6.25%      21,717    2,927   28,872   15,304    6,923     75,743    6.6%
6.25%-6.50%      19,426    1,592   14,283   10,055    9,107     54,463    4.8%
6.50%-6.75%      13,757    1,319   12,098   15,263    6,984     49,421    4.3%
6.75%-7.00%      10,018    1,299   14,647   15,476    9,440     50,880    4.4%
7.00%-7.25%       3,974    1,066    9,207    8,265   16,987     39,499    3.5%
7.25%-7.50%       2,939    1,077    9,080    4,496    5,902     23,494    2.1%
7.50%-7.75%       2,675      261    5,620      686    7,992     17,234    1.5%
7.75%-8.00%       2,045       --    5,454    1,748       --      9,247    0.8%
8.00%-9.00%       2,242      256    2,619      681       --      5,798    0.5%
>9.00%              106       --       --       --       --        106    0.0%
                -------  -------  -------  -------  -------   -------- -------
Total         $ 264,486 $ 37,222 $343,179 $296,919 $202,097 $1,143,903  100.0%
                ========  =======  =======  =======  =======  ======== =======